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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           proxy statement Pursuant to Section 14(a) of the Securities

                              Exchange Act of 1934


Filed by the Registrant    |X|


Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|      Preliminary proxy statement
|_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive proxy statement
|_|      Definitive Additional Materials
Rule 14a-6(e)(2)
|_|      Soliciting Material Under ss. 240.14a-12


                         QUANTRX BIOMEDICAL CORPORATION
                (Name of Registrants as Specified in its Charter)

    (Names of Person(s) Filing proxy statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2)  Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)  Proposed maximum aggregate value of transaction:

    (5)  Total fee paid:

|_|      Fee paid previously with preliminary materials:
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount previously paid:

    (2)  Form, Schedule or Registration Statement No.:

    (3)  Filing Party:

    (4)  Date Filed:

                         QUANTRX BIOMEDICAL CORPORATION
                               321 Norristown Road
                                    Suite 230
                           Ambler, Pennsylvania 19002

June 16, 2006

Dear Stockholders:

         On behalf of the board of directors and management of QuantRx Biomedical Corporation (the "Company"), I cordially invite you to attend our annual meeting of stockholders to be held on Monday, July 3, 2006 at 10:00 a.m. local time, at The Racquet Club of Philadelphia, 215 South 16th Street, Philadelphia, PA 19102.

         The matters to be acted upon at the annual meeting are fully described in the enclosed Notice of the Annual Meeting of Stockholders and proxy statement. The Company's board of directors recommends a vote "FOR" the proposals listed as items 1 and 2 in the Notice and described in the enclosed proxy statement.

         Your vote is important to us. Whether or not you plan to attend in person, it is important that your shares be represented and voted at the annual meeting. Therefore, after reading the enclosed proxy statement, please promptly complete, sign, date, and return your proxy card in the enclosed envelope. Your stock will be voted in accordance with the instructions you have given in your proxy card. You may, of course, attend the annual meeting and vote in person even if you have previously returned your proxy card.

                  We look forward to greeting you at the meeting.

                                              Sincerely,



                                              Walter Witoshkin
                                              President and Chief Executive
                                              Officer

                         QUANTRX BIOMEDICAL CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To be Held on July 3, 2006

To the Stockholders of QuantRx Biomedical Corporation:


NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of QuantRx Biomedical Corporation, a Nevada corporation (the "Company"), will be held on Monday, July 3, 2006, at 10:00 a.m. local time, at The Racquet Club of Philadelphia, 215 South 16th Street, Philadelphia, PA 19102, for the following purposes:

         (1) to elect three Class 1 Directors, to hold office until the 2007 annual meeting of stockholders or until their respective successors have been duly elected and one Class 2 Director, to hold office until the 2008 annual meeting of stockholders or until its successor has been duly elected;

         (2) to ratify the appointment of Williams & Webster, P.S. as the Company's independent public accountants for the fiscal year ending December 31, 2006; and

         (3) to transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

         QuantRx' board of directors has fixed at the close of business on June 13, 2006, as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

         A proxy statement explaining the matters to be acted upon at the Annual Meeting is enclosed herewith. This proxy solicitation material is being mailed to stockholders on or about June 16, 2006, and includes a copy of the Company's 2005 Annual Report to Stockholders.

         QuantRx' board of directors unanimously recommends you vote "FOR" the proposals presented to you in this proxy statement.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD., REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT THAT YOU SHOULD ATTEND THE MEETING.

         .

By Order of the Board of Directors

Walter Witoshkin, President and Chief Executive Officer

Ambler, Pennsylvania
June 16, 2006

                         QUANTRX BIOMEDICAL CORPORATION
                         321 Norristown Road, Suite 230
                           Ambler, Pennsylvania 19002

                                 PROXY STATEMENT


             GENERAL INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

This proxy statement is furnished to the stockholders of QuantRx Biomedical Corporation, of record as of June 13, 2006 in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Company for the Company's Annual Meeting of Stockholders (the "Annual Meeting"), to be held on Monday, July 3, 2006, at 10:00 a.m. EDT, at The Racquet Club of Philadelphia;, 215 South 16th Street;, Philadelphia, PA 19102.

The approximate date for mailing of the Notice of Annual Meeting of Stockholders, this proxy statement and the form of proxy is June 16, 2006.

RECORD DATE AND OUTSTANDING SHARES

Only holders of record of the Company's common stock on June 13, 2006, or the record date, are entitled to notice of and to vote at the Annual Meeting. As of that date, there were 30,577,294 shares of common stock outstanding and entitled to one vote per share ("the Outstanding Shares").

SOLICITATION OF PROXIES

The cost of preparing, printing and mailing this proxy statement and the proxy solicited hereby has been or will be borne by the Company. In addition to this mailing, proxies may be solicited by directors, officers and other employees of the Company, without additional remuneration, in person or by telephone or facsimile transmission. The Company will also request brokerage firms, bank nominees, custodians, and fiduciaries to forward proxy materials to the stockholders as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly completing, signing, dating and returning the enclosed proxy card will help avoid additional expense.

QUORUM AND VOTING

Each Outstanding Share entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting. Stockholders are not entitled to cumulative voting rights in the election of directors. A quorum, consisting of one-third of the Outstanding Shares, must be present in person or by proxy for the transaction of business.

If a quorum is present:

         (i) nominees for election to the Board will be elected by a plurality of the votes properly cast at the Annual Meeting by holders of the Outstanding Shares; and

         (ii) the appointment of Williams & Webster, P.S., will be ratified if such proposal receives the affirmative vote of a majority of the Outstanding Shares represented at the Annual Meeting.

Abstentions and other non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting, but have no effect on the determination of whether a plurality exists with respect to a given nominee.

Proxies and ballots will be received and tabulated by Computershare Investor Services, the Company's transfer agent.

Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated, the shares will be voted "FOR" the (i) election of the nominees for the Board named in this proxy statement; and (ii) ratification of the appointment of Williams & Webster, P.S. as independent public accountants for the fiscal year ending December 31, 2006.


REVOCABILITY OF PROXIES

Any proxy delivered pursuant to this solicitation is revocable at the option of the person giving it at any time before it is exercised. A proxy may be revoked prior to its exercise by delivering to the Company's Secretary a written notice of revocation or a duly executed proxy card bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy.


                              CORPORATE GOVERNANCE


THE BOARD OF DIRECTORS


The Board is currently comprised of four Directors. The four Directors are divided into two classes as follows: three Class 1 Directors (Evan Levine, William Fleming and Shalom Hirschman), and one Class 2 Director (Walter Witoshkin). Pursuant to the Company's Bylaws, the members of each class serve for a staggered two-year term and, at each annual meeting of stockholders, a class of directors is elected for a two-year term to succeed the director of the same class whose terms are expiring. The current terms of the Class 1 Directors and Class 2 Directors are set to expire at the annual meeting of stockholders held following the end of calendar years 2006 and 2007, respectively.


The Board held four meetings during the last fiscal year. Each member of the Board attended all four such meetings.

BOARD COMMITTEES


The Board has an audit committee which consists of Shalom Hirschman and William Fleming. The Company does not yet have an "audit committee financial expert," as defined by SEC rules adopted pursuant to the Sarbanes-Oxley Act of 2002. In addition, the Company has not yet established a compensation committee and a nominating committee. It is anticipated that these committees will be established following the election of directors at the Annual Meeting.


The audit committee supervises and monitors the Company's accounting and financial reporting practices and provides a channel of communication between QuantRx' board of directors and the Company's independent auditors.


The audit committee reviews and makes recommendations to the Board regarding services provided by the independent accountants, reviews with the independent accountants the scope and results of their annual examination of the Company's financial statements and any recommendations they may have, and makes recommendations to the Board with respect to the engagement or discharge of the independent accountants. The audit committee also reviews the Company's procedures with respect to maintaining books and records, the adequacy and implementation of internal auditing, accounting and financial controls, and the Company's policies concerning financial reporting and business practices.


2005 AUDIT COMMITTEE REPORT


We, the audit committee, oversee the Company's accounting and financial reporting processes and assist the Board in its oversight of the qualifications, independence and performance of the Company's independent auditors. In fulfilling our oversight responsibilities, we discussed with the Company's independent auditors, Williams & Webster, P.S., the overall scope and plans for their audit. Upon completion of the audit, we discussed with Williams & Webster, P.S. the matters required to be discussed by Statement on Auditing Standards No. 61.


We also reviewed and discussed the audited financial statements with management. We discussed with management certain significant accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in those financial statements.


We have also reviewed the written disclosures and the letter from the independent accountants required by Independence Accounting Standards No. 1 and discussed with the independent accountants the independent accountants' independence from management and the Company. We determined that the services provided by Williams & Webster, P.S. during fiscal year 2005 are compatible with maintaining such auditor's independence.


In reliance on the reviews and discussions referred to above, we recommended to the Board (and the Board approved) that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.


AUDIT COMMITTEE


William Fleming, Chairman

Shalom Hirschman, Member


      PROPOSAL NO. 1 - ELECTION OF DIRECTORS

ELECTION OF DIRECTORS

         The board of directors proposes that at the Annual Meeting Evan Levine, William Fleming and Shalom Hirschman be elected as Class 1 Directors to hold office for a term of one year (or until successors are elected and qualified) and that Walter Witoshkin be elected as a Class 2 Director to hold office for a term of two years (or until successors are elected and qualified.) As noted above, each of these nominees is currently serving as a member of QuantRx' board of directors. Commencing in 2007, and at each annual meeting of stockholders thereafter, the successors to the class of directors whose terms expire at that meeting will be elected to hold office for a term of two years, and each director will serve for the term he or she was elected or until his or her successor will have been elected or qualified or until his or her death, resignation or removal from office. The Class 1 and Class 2 Directors must be elected by a plurality of the votes properly cast at the Annual Meeting.

RECOMMENDATION
--------------

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

INFORMATION REGARDING NOMINEES AND EXECUTIVE OFFICERS

         The following biographical descriptions set forth certain information with respect to the four nominees for election as Class 1 and 2 Directors and the other executive officers who are not directors.

    DIRECTORS AND EXECUTIVE OFFICERS                 AGE        POSITION
    --------------------------------                 ---        --------
    Evan Levine                                      40         Director

    William H. Fleming, Ph.D.                        59         Chief   Scientific   Officer,   Secretary,   and Director

    Shalom Hirschman, M.D.                           69         Director

    Walter Witoshkin                                 61         President, Chief Executive Officer, and Director

    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
    ----------------------------------------
    Cynthia Horton                                   41         Vice President, Diagnostics

    Sasha Afanassiev                                 38         Treasurer,  Chief  Financial  Officer,  and Vice
                                                                President, Finance

Class 1 Director Nominees - Term Expiring in 2007.

         EVAN LEVINE has served as a Director of QuantRx since September, 2005. Mr. Levine is currently Vice Chairman, President and Chief Executive Officer of ADVENTRX Pharmaceuticals, Inc. a publicly traded biotechnology company. Mr. Levine is also the Managing Member of Mark Capital, LLC, a Venture Capital Fund. Mr. Levine has over 18 years of investment banking, venture capital, arbitrage and senior corporate management experience.

         WILLIAM H. FLEMING, Ph.D., has served as Vice Chairman-Diagnostics of QuantRx since August of 1997 and as a Director and Secretary of QuantRx since February 1994. From February 1994 to August 1997, Dr. Fleming served as President and Chief Operating Officer of QuantRx. He served as President, Chief Operating Officer and a director of ProFem from July 1993, until its merger with QuantRx in June 1994. From April 1992 to July 1993, Dr. Fleming served as an associate of Sovereign Ventures, a healthcare consulting firm; and as a director of corporate development of Antivirals, Inc., a biotechnology company operating in the antisense technology field. Dr. Fleming is currently a director of ERC, a non-profit company.

         SHALOM HIRSCHMAN, M.D., has served as a Director of QuantRx since September, 2005. Dr. Hirschman was Professor of Medicine, Director of the Division of Infectious Diseases and Vice-Chairman of the Department of Medicine at Mt. Sinai School of Medicine and the Mount Sinai Hospital. He spent nearly three decades at Mt. Sinai until his retirement. He also served as the CEO, President and Chief Scientific Officer of Advanced Viral Research Corp., from which he retired in 2004.


Class 2 Director Nominee; Term Expiring in 2008.

         WALTER WITOSHKIN has served as Director, President and CEO of QuantRx since April 2005. Mr. Witoshkin is a partner and founder of Trident Group, LLC, a management consulting enterprise. Mr. Witoshkin has held various executive positions in the pharmaceutical industry and served as a Chief Financial Officer for SmithKline Beechman. Mr. Witoshkin currently maintains his interest in Trident Group, LLC.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         CYNTHIA HORTON has served as the Company's Vice President of Diagnostics since August 2005. Prior to this post, Mrs. Horton was the national sales manager for Applied Biotech, Inc., an Inverness Medical Innovations Company, and directed sales for Drugs of Abuse POC's, Professional POC's for Women Health and branded OTC products for private label customers, at ABI, and its predecessor Forefront Diagnostics.


         SASHA AFANASSIEV, CPA, has served as Company's CFO and Vice President-Finance of QuantRx since September, 2005. In addition, Mr. Afanassiev has served as Treasurer of the Company since December 2005. Prior to this, Mr. Afanassiev was the principal and founder of an accounting and tax consulting firm. Mr. Afanassiev currently maintains his interest in the firm.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

         The following Summary Compensation Table sets forth summary information as to compensation received by the Company's Chief Executive Officer and each of the other most highly compensated persons who were serving as executive officers of the Company as of December 31, 2005.


                                                        ANNUAL            SECURITIES              ALL OTHER
NAME & PRINCIPAL POSITION                  YEAR         SALARY        UNDERLYING OPTIONS         COMPENSATION
-------------------------                  ----         ------        ------------------         ------------
Walter W. Witoshkin                        2003            -                   -                      -

CEO & President                            2004            -                   -                      -

                                           2005         112,500            1,000,000                  -


William H. Fleming                         2003            -                   -                    12,472

Secretary & Chief Scientific Officer       2004            -                   -                    31,815

                                           2005          67,292                -                    51,500


Sasha Afanassiev                           2003             -                  -                      -

CFO, Treasurer & V.P. of Finance           2004             -                  -                      -

                                           2005          19,250                -                      -


Cynthia Horton                             2003             -                  -                      -

V.P. of Diagnostics                        2004             -                  -                      -

                                           2005          45,833                -                    10,000

GRANT OF STOCK OPTIONS

         The following table sets forth information regarding all options granted in the year ended December 31, 2005.




                                                  PERCENT OF TOTAL
                            NUMBER OF             OPTIONS GRANTED
                            SHARES OF             TO EMPLOYEES IN
                            COMMON STOCK          THE YEAR ENDED
                            UNDERLYING            DECEMBER 31,         EXERCISE    EXPIRATION
                            OPTIONS GRANTED       2005                 PRICE        DATE            FAIR VALUE OF GRANT
                            ------------------    -----------------    --------    ----------        -------------------


Walter W. Witoshkin             1,000,000               100%            0.50       05/03/2015            298,900





Exercise of Stock Options and Year-End Option/Warrant Values

         No executive officer exercised any options during the year ended December 31, 2005.


         The following table provides information regarding the number of shares covered by both exercisable and unexercisable stock options held by the named executive officers as of December 31, 2005, and the value of "in-the-money" options, which values represent the positive spread between the exercise price of any such options and the year-end value of the common stock of the Company.



                                                                                        VALUE OF IN-THE-MONEY
                             NUMBER OF SECURITIES UNDERLYING UNEXERCISED
                                    OPTIONS AT DECEMBER 31, 2005                     OPTIONS AT DECEMBER 31, 2005
                             ----------------------------------------               -----------------------------

                                EXERCISABLE            UNEXERCISABLE              EXERCISABLE           UNEXERCISABLE
                                -----------            -------------              -----------           -------------

Walter W. Witoshkin                481,218                 518,782                    548,589               591,411


         The value is based on the closing price of common stock of the Company of $1.64 on December 31, 2005, less the option exercise price.



Employment Agreements

As of December 31, 2005, QuantRx has an employment agreement with Walter Witoshkin, its President and Chief Executive Officer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


The following table sets forth certain information as of June 13, 2006, concerning the ownership of common stock by (i) each stockholder of the Company known by the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock or preferred stock, (ii) each current member of the board of directors of the Company and (iii) each executive officer of the Company named in the Summary Compensation Table appearing under "Executive Compensation" above.

The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act and the information is not necessarily indicative of beneficial ownership for any other purpose. Under that rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and any shares that the individual has the right to acquire within 60 days through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes or table, each person or entity has sole voting and investment power, or shares such powers with his or her spouse, with respect to the shares shown as beneficially owned.

The Company had only common stock outstanding at June 13, 2006; therefore the following table refers to our common stock.


   NAME AND ADDRESS OF BENEFICIAL      AMOUNT AND NATURE OF BENEFICIAL         PERCENTAGE OF CLASS (2)
            OWNER (1)                   OWNERSHIP AS OF JUNE 13, 2006
Walter W. Witoshkin                                629,436                              2.02%

William H. Fleming                                 492,034                              1.61%

Shalom Hirschman                                   500,000                              1.64%

Evan Levine(3)              6725
Mesa Ridge Road, Suite 100                        4,963,209                             16.14%
San Diego, CA 92121

Matthew Balk(4)              570
Lexington Avenue                                  5,728,009                             18.73%
New York, NY 10021

Cass Gunther Adelman(5)      570
Lexington Avenue                                  2,100,000                             6.87%
New York, NY 10021

Mark Capital, LLC           6725
Mesa Ridge Road, Suite 100                        3,938,009                             12.80%
San Diego, CA 92121

Sherbrooke Partners, LLC     570
Lexington Avenue                                  4,508,009                             14.74%
New York, NY 10021

CGA Resources, LLC           570
Lexington Avenue                                  1,800,000                             5.89%
New York, NY 10021




         (1) Unless indicated otherwise, the address of each person listed in the table is: c/o QuantRx Biomedical Corporation, 320 Norristown Road, Suite 230, Ambler, PA 19002.

         (2) The percentage of beneficial ownership of common stock is based on 30,577,294 shares of common stock outstanding as of June 13, 2006 and excludes all shares of common stock issuable upon the exercise of outstanding options or warrants to purchase common stock or conversion of any common stock equivalents, other than the shares of common stock issuable upon the exercise of options or warrants to purchase common stock held by the named person to the extent such options or warrants are exercisable within 60 days of June 13, 2006.

         (3) Includes 3,758,009 shares of common stock and 180,000 warrants to purchase common stock held by Mark Capital, LLC, of which Evan Levine is the managing member; 990,000 shares of common stock held by Mr. Levine as custodian for his two children; and 35,200 shares of common stock held by Mr. Levine's retirement plan.

         (4) Includes 4,508,009 shares of common stock held by Sherbrooke Partners, LLC, of which Matthew Balk is the sole member; and 1,220,000 shares of common stock held by Mr. Balk as custodian for his two children.

         (5) Includes 1,800,000 shares of common stock held by CGA Resources, LLC, of which Cass G. Adelman is the sole member; and 300,000 shares of common stock held as custodian for her two children.



             SECTION 16(B) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities ("Section 16 Persons"), to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.
Section 16 Persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Based on the Company's review of the forms it has received, on other reports filed by Section 16 Persons with the SEC and on the Company's records, the Company believes that during 2005, (1) Shalom Hirschman did not timely file a Form 3 to report the beneficial ownership of 500,000 warrants to purchase 500,000 shares of common stock and did not timely file a Form 4 for the acquisition of 500,000 common shares upon the exercise of those warrants, (2) Walter Witoshkin did not timely file a Form 3 to report the grant of 1,000,000 common stock options, (3) Evan Levine did not timely file a Form 3 to report the beneficial ownership of our capital stock, and (4) Matthew Balk did not timely file a Form 3, as a more than 10% owner, to report the beneficial ownership of our capital stock.


--------------------------------------------------------------------------------



         PROPOSAL NO. 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board proposes that at the Annual Meeting the Stockholders ratify the appointment of Williams & Webster, P.S. as independent public accountants of the Company for the fiscal year ending December 31, 2006.

RECOMMENDATION
--------------

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF WILLIAMS & WEBSTER, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.



                         INDEPENDENT PUBLIC ACCOUNTANTS


         The Company engaged Williams & Webster, P.S. to serve as the Company's independent public account during the fiscal year ended December 31, 2005. A representative of Williams & Webster, P.S. will be present at the Annual Meeting, and will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions from stockholders.

The aggregate fees billed for professional services rendered by Williams & Webster, P.S. for the audit of the Company's annual financial statements and review of financial statements included in the Company's Forms 10-QSB for years 2005 and 2004 are set forth in the table below.


                                                  2005                  2004

Williams & Webster, P.S,                        $31,598                $27,624



AUDIT RELATED FEES


         During the years ended December 31, 2005 and 2004, no assurance or related services were performed by Williams & Webster P.S. that were reasonably related to the performance of the audit or review of the Company's financial statements.


TAX FEES


         During the years ended December 31, 2005 and 2004, no fees were billed by Williams & Webster, P.S. for tax compliance, tax advice or tax planning services.


ALL OTHER FEES


         During the years ended December 31, 2005 and 2004, no fees were billed by Williams & Webster, P.S. other than the fees set forth under the caption "Audit Fees" above.


PRE-APPROVAL POLICIES AND PROCEDURES OF THE AUDIT COMMITTEE


         The Audit Committee has the sole authority to appoint, terminate and replace our independent auditor. The Audit Committee may not delegate these responsibilities. The Audit Committee has the sole authority to approve the scope, fees and terms of all audit engagements, as well as all permissible non-audit engagements of our independent auditor.


                            PROPOSALS OF STOCKHOLDERS

         Any stockholder wishing to have a proposal considered for inclusion in the proxy materials for the Company's 2006 Annual Meeting of Stockholders must set forth such proposal in writing and file it with the Secretary of the Company no later than a reasonable time before the Company begins to print and mail its proxy materials for the Company's 2006 Annual Meeting of stockholders. In addition, if the Company receives notice of a shareholder proposal later than a reasonable time before the Company mails its proxy materials for the Company's 2006 Annual Meeting of Stockholders, the persons named as proxies in the proxy statement and accompanying proxy will have discretionary authority to vote on that shareholder proposal.

                           INCORPORATION BY REFERENCE

         The Financial Statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2005, transmitted with the proxy statement, are hereby incorporated by reference. No other portions of the Annual Report shall be deemed incorporated herein.

                              FINANCIAL INFORMATION

         THE COMPANY'S 2005 ANNUAL REPORT TO STOCKHOLDERS ACCOMPANIES THESE MATERIALS. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005 MAY BE OBTAINED FROM THE COMPANY WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY. REQUESTS SHOULD BE DIRECTED TO THE CHIEF FINANCIAL OFFICER, QUANTRX BIOMEDICAL CORPORATION, 321 NORRISTOWN ROAD, SUITE 230, AMBLER, PENNSYLVANIA 19002.


                                        By Order of the Board of Directors


                                             /s/  Walter Witoshkin
                                        ----------------------------------------
                                        Walter Witoshkin, President and
                                        Chief Executive Officer

                                        June 16, 2006



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


PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 3, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Walter Witoshkin and William H. Fleming, and each of them, as Proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designed below, all the shares of Common Stock of QuantRx Biomedical Corporation (the "Company") held of record by the undersigned on December 31, 2005, at the Annual Meeting of Stockholders to be held on July 3, 2006 or at any adjournment thereof.

1.       ELECTION OF DIRECTORS.

         Elections of the following three nominees to serve as Class 1 directors for a one-year term or until their successors are duly elected and qualified.




Evan Levine            Shalom Hirschman          William Fleming



         |_|    FOR all nominees                 |_|    WITHHOLD AUTHORITY
                                                        to vote for all nominees

         |_|    WITHHOLD AUTHORITY for the following only:
                (write the name(s) of the nominee(s) in this space)



         Election of the following nominee to serve as a Class 2 director for a two-year term or until their successors is duly elected and qualified.



Walter Witoshkin



         |_|    FOR all nominees                 |_|    WITHHOLD AUTHORITY
                                                        to vote for all nominees

         |_|    WITHHOLD AUTHORITY for the following only:
                (write the name(s) of the nominee(s) in this space)

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR ALL NOMINEES."


--------------------------------------------------------------------------------

2. RATIFICATION OF INDEPENDENT AUDITORS FOR FY2006. Ratify the selection of Williams & Webster, P.S. as the Company's independent auditors for the fiscal year ending December 31, 2006.

         |_|   FOR                 |_|   AGAINST            |_|   ABSTAIN


         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR THE RATIFICATION OF WILLIAMS AND WEBSTER, P.S.".

                                     Please sign below exactly as your name
                                     appears on your stock certificate. When
                                     shares are held jointly, each person should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. An authorized person should sign on behalf of corporations, partnerships, limited liabilities companies and associations and give his or her title.

                                     Dated:
                                          --------------------------------, 2006


                                     -------------------------------------------
                                     Signature


                                     -------------------------------------------
                                     Signature if held jointly

YOUR VOTE IS IMPORTANT. PROMPT RETURN OF THIS PROXY CARD WILL HELP SAVE THE EXPENSE OF ADDITIONAL SOLICITATION EFFORTS.



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